UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2013

ELIZABETH ARDEN, INC.

(Exact name of registrant as specified in its charter)

Florida	1-6370	59-0914138

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 S.W. 145 Avenue, Miramar, Florida	33027

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(954) 364-6900

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          (b)   On August 16, 2013, Stephen J. Smith, Executive Vice President and Chief Financial Officer of Elizabeth Arden, Inc. (the "Company") resigned in order to accept a position as Executive Vice President and Chief Financial Officer with The Hain Celestial Group, Inc. (NASDAQ: HAIN) based in Lake Success, New York.  Mr. Smith will remain with the Company through September 1, 2013.

          The Company has commenced a search for a new Chief Financial Officer. In the interim, Marcey W. Becker, the Company's Senior Vice President, Finance and Corporate Development, will act as the Company's principal financial officer, and David Rattner, the Company's Vice President, Finance and Corporate Controller, will act as the Company's principal accounting officer, in each case for purposes of the Securities Exchange Act of 1934 and the certifications required under Section 302 and 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

Date: August 21, 2013	/s/ Marcey Becker

Marcey Becker Senior Vice President, Finance and Corporate Development